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                          ASSIGNMENT OF CONTRACT RIGHTS

               THIS ASSIGNMENT is made and entered into the 30th day of November, 1995, by AIRSHIP INTERNATIONAL LTD., a New York corporation ("Assignor"), in favor of SENSTAR CAPITAL CORPORATION, a Delaware corporation ("Assignee").

                          WITNESSETH:

                WHEREAS, pursuant to that certain Credit Agreement (as it may hereafter from time to time be restated, amended, modified or supplemented, the "Credit Agreement") of even date herewith between Assignor and Assignee, Assignee has agreed to provide a certain term loan to the Assignor; and

                WHEREAS, in order to provide additional security for the repayment of such loan, the parties hereto desire that Assignee be granted an assignment and security interest in all rights of Assignor under that certain Amended and Restated Airship Advertising Agreement (the "Assigned Contract") between Assignor and Anheuser-Busch Companies, Inc., dated July 8, 1994.

                NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Assignor, and intending to be legally bound, Assignor assigns to Assignee all of its right, title and interest in and to the Assigned Contract to the extent assignable and to the fullest extent permitted by Law.

                1. Except as otherwise expressly provided herein, capitalized terms used in this Assignment shall have the respective meanings given to them in the Credit Agreement.

                2. As collateral security for all Indebtedness, now outstanding or hereafter arising, of Assignor to Assignee, Assignor has granted, bargained, sold, assigned, transferred and set over and by these presents does hereby grant, bargain, sell, assign, transfer and set over unto Assignee, its respective successors and assigns, all the rights, interests and privileges which the Assignor has or may have in or under the Assigned Contract, including without limiting the generality of the foregoing, the present and continuing right with full power and authority, in its own name, or in the name of the Assignor, or otherwise, but subject to the provisions and limitations of
 Section 3 hereof, (i) to make claim for, enforce, perform, collect and receive any and all rights under the Assigned Contract, (ii) to do any and all things which Assignor is or may become entitled to do under the Assigned Contract, and
 (iii) to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor is or may become entitled to do under the Assigned Contract.

                3. The acceptance of this Assignment and the payment or performance under the Assigned Contract shall not constitute a waiver of any rights of Assignee under the terms of the Term Note, the Credit Agreement or any other Loan Documents, it being understood that, until the occurrence of an Event of Default, and the exercise of Assignee's rights under Section 4 hereof, Assignor shall have all rights to the Assigned Contract and to retain, use and enjoy the same.

                4. Assignor, upon the occurrence of an Event of Default, hereby authorizes Assignee, at Assignee's option, to do all acts required or permitted under the Assigned Contract as Assignee in its sole discretion may deem proper. Assignor does hereby irrevocably constitute

                         EXHIBIT "D" TO CREDIT AGREEMENT
                                NOT FOR EXECUTION










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 and appoint Assignee, while this Assignment remains in force and effect and, in each instance, to the full extent permitted by applicable Law, its true and lawful attorney in fact, coupled with an interest and with full power of substitution and revocation, for Assignor and in its name, place and stead, to demand and enforce compliance with all the terms and conditions of the Assigned Contract and all benefits accrued thereunder, whether at law, in equity or otherwise; Provided, however, that Assignee shall not exercise any such power unless and until an Event of Default shall have occurred.

                5. Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under the Assigned Contract, and Assignor hereby agrees to indemnify Assignee for, and to save Assignee harmless from, any and all liability arising under the Assigned Contract, other than arising or resulting from Assignee's (or its agents, employees or contractors) gross negligence or willful misconduct.

               6. Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable.

                7. Neither this Assignment nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligations or duties under the Assigned Contract.

                8. Assignor covenants and warrants that:

                       (a) it has the power and authority to assign the Assigned Contract and there have been no prior assignments of the Assigned Contract;

                       (b) the Assigned Contract is and shall be a legal, valid and binding contract on the Assignor and, to the best of Assignor's knowledge, on Anehuser-Busch Companies, Inc., and that there are and shall be, to the extent ascertainable by Assignor, no defaults on the part of any of the parties thereto;

                       (c) the Assigned Contract is not subject to any pledge, security interest, lien or encumbrance (except for Phoenixcor, Inc.'s interest, which is contemporaneously herewith being released) and Assignor will not assign, pledge or otherwise encumber the Assigned Contract without the prior written consent of Assignee at Assignee's sole discretion;

                       (d) it will not cancel, terminate or accept any surrender of the Assigned Contract, or amend or modify the same directly or indirectly in any respect whatsoever, without having obtained the prior written consent of Assignee thereto at Assignee's sole discretion;

                       (e) it will not waive or give any consent with respect to any default or material variation in the performance under the Assigned Contract, it will at all times take proper steps to enforce all of the provisions and conditions thereof, and it will forthwith notify Assignee of any material default under the Assigned Contract;

                       (f) it will perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to the Assigned Contract; and

                       (g) it will execute from time to time any and all additional assignments or instruments of further assurance to Assignee, as Assignee may at any time reasonably request.


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                9. At such time as the Term Loan is indefeasibly paid in full, this Assignment and all of Assignee's right, title and interest hereunder with respect to the Assigned Contract shall terminate without regard to its conflicts of law principles.

                10. This Assignment shall inure to the benefit of Assignee, its respective successors and assigns, and shall be binding upon Assignor, its successors, successors in title and assigns.

                11. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles.

                IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.

 ATTEST:                                            AIRSHIP INTERNATIONAL LTD.

 By:                                                By: /s/ LOUIS J. PEARLMAN
    -----------------------------                      -------------------------
 Title:                                             Title: President
       --------------------------                         ----------------------

 [SEAL]

 WITNESS:                                           SENSTAR CAPITAL CORPORATION

                                                    By: /s/ Illegible
---------------------------------                      -------------------------
                                                    Title: Credit Manager
                                                          ----------------------

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